UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2012

THE GRAYSTONE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54254 (Commission File No.)	27-3051592 (IRS Employer Identification No.)

2620 Regatta Drive, Ste 102
Las Vegas, NV 89128
(Address of principal executive offices, including ZIP code)

(888) 552-3750
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement

a) On May 14, 2012 the Company entered into a consulting agreement with Renard Properties, LLC for $187,500 per year with a bonus of $40,500.  The contract will be effective as of June 1, 2012.  Mr. Howarth, our CEO, is the managing member of Renard Properties, LLC.  Renard Properties is an affiliate of the Company due to the fact that it owns more than 10% of the Class A Common Stock of the Company.

b) On May 14, 2012 the Company entered into a consulting agreement with TMG, Inc. for $187,500 per year with a bonus of $40,500.  The contract will be effective as of June 1, 2012.  Mr. Mezey, our CFO, is President and owner of WTL, Inc.  WTL is an affiliate of the Company due to the fact that it owns more than 10% of the Common Stock of the Company.

Item 3.02	Unregistered Sales of Equity Securities

a) On May 10, 2012, the Company issued 30,000,000 shares of its Class A Common Stock to Renard Properties, LLC in exchange for $40,500 (or $.00135 per shares).  This shares were issued as of May 10, 2012 and were not subjected to the reverse on May 14, 2012.

b) On May 10, 2012, the Company issued 30,000,000 shares of its Class A Common Stock to WTL, Inc. in exchange for $40,500 (or $.00135 per shares).  This shares were issued as of May 10, 2012 and were not subjected to the reverse on May 14, 2012.

c) On May 14, 2012, the Company issued 1,800,000 shares of its Class B Common Stock to Renard Properties, LLC in exchange for $10,000.

d) On May 14, 2012, the Company issued 1,800,000 shares of its Class B Common Stock to TMG, Inc. in exchange for $10,000.

Item 8.01	Other Events

a) On May 14, 2012 the Company's previously announced 1:400 reverse stock split of the Company's Class A Common Stock became be effective for all shares outstanding as of March 27, 2012.

b) As part of the Company's reverse effective March 14, 2012, the Company's shares will trade under the symbol "GYSTD" with a "D" added for 20 trading days to signify that the reverse stock split has occurred. A new CUSIP number has been assigned to the Company's common stock as a result of the reverse split.

b) On May 10, 2012, the Company issued 30,000,000 shares of its Class A Common Stock to Renard Properties, LLC in exchange for $40,500 (or $.00135 per shares).  This shares were issued as of May 10, 2012 and were not subjected to the reverse on May 14, 2012. Mr. Howarth, our CEO, is the managing member of Renard Properties, LLC.  Renard Properties is an affiliate of the Company due to the fact that it owns more than 10% of the Common Stock of the Company.

c) On May 10, 2012, the Company issued 30,000,000 shares of its Class A Common Stock to WTL, Inc. in exchange for $40,500 (or $.00135 per shares).  This shares were issued as of May 10, 2012 and were not subjected to the reverse on May 14, 2012. Mr. Mezey, our CFO, is President and owner of WTL, Inc.  WTL is an affiliate of the Company due to the fact that it owns more than 10% of the Common Stock of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2012                                                                             The Graystone Company, Inc.

By: /s/ Joseph Mezey
                                                                                    Name: Joseph Mezey
Title: CFO